UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) 12/16/04

Syratech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12624	13-3354944
(Commission File Number)	(IRS Employer Identification No.)

175 McClellan Highway
East Boston, Massachusetts	02128-9114
(Address of Principal Executive Offices)	(Zip Code)

(617) 561-2200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

                Based on fourth quarter financial performance to date and projected performance for the balance of the year, Syratech Corporation (the “Company”) expects that the actions contemplated by the restructuring agreement (the “Agreement”) with certain holders (the “Noteholder Committee”) of the Company’s 11% Senior Notes due 2007 described in the Company’s November 16, 2004 Form 10-Q filing, including the commencement of the prenegotiated chapter 11 filing, will not be commenced by December 31, 2004 as originally announced.  The Company is in negotiations with the Company’s Lenders under that certain Amended and Restated Loan and Security Agreement dated as of March 26, 2004 regarding a further forbearance or waiver beyond December 31, 2004.  The Company has also commenced discussions with representatives of the Noteholder Committee regarding modifications to the terms of the lock-up agreement between the Company and the members of the Noteholder Committee (the “Lock-up Agreement”), including a revised timeframe within which the Agreement will be implemented.  There can be no assurance that the Company will be able to reach any agreement with either the Lenders with respect to any further forbearance or waiver or with the Noteholder Committee with respect to the Lock-up Agreement or the Agreement, and the failure to do so could have a material adverse effect on the Company.

Cautionary Statement Regarding Forward-Looking Statements

                Portions of the information contained herein include statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements contained herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  All statements included or incorporated by reference herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties.  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning.  Any or all of the forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

                These risks, uncertainties and other factors, as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission include, among others: general political, economic and business conditions; changes in tariffs, trade policies, and legal and regulatory requirements; industry capacity; industry trends; overseas expansion; the loss of major customers; changes in demand for the Company’s products; the timing of orders received from customers; cost and availability of raw materials; dependence on foreign sources of supply; changes in business strategy or development plans; availability and quality of management; availability, terms and deployment of capital; and the seasonal nature of the business.  In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements.  For additional information concerning these and other important factors that may cause the Company’s actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company from time to time with the Securities and Exchange Commission.

The Company does not, as a matter of course, publicly disclose financial forecasts.  The Company’s certified public accountants have not examined or compiled any of the forward-looking statements set forth herein or expressed any conclusion or provided for any form of assurance with respect to such forward-looking statements and, accordingly, assume no responsibility for them.  Neither the Company nor any of its affiliates, advisors or representatives has made or makes any representation to any person regarding the Company’s ultimate performance compared to the information contained herein, nor does any such party assume any responsibility for the validity, reasonableness, accuracy or completion of any forecasts contained herein.

All forward-looking statements contained herein and all subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement.  The Company disclaims any obligation to update any of the information or any forward-looking statements contained herein, does not plan to publicly disclose similar information in the future and does not plan to update such forward-looking statements in the future to reflect any events or circumstances whatsoever after the date hereof, except as otherwise required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYRATECH CORPORATION

Date: December 17, 2004	By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer